Net charges related to Ukraine Conflict	6 Months Ended
Jun. 30, 2023
Unusual or Infrequent Items, or Both [Abstract]
Net charges related to Ukraine Conflict	Net charges related to Ukraine Conflict
On February 24, 2022, Russia launched a large-scale military invasion of Ukraine and has since been engaged in a broad military conflict with Ukraine (the “Ukraine Conflict”). In response to the Ukraine Conflict and ongoing related hostilities, the United States, the European Union, the United Kingdom and other countries have imposed broad, far-reaching sanctions against Russia, certain Russian persons and certain activities involving Russia or Russian persons. These sanctions include prohibitions regarding the supply of aircraft and aircraft components to Russian persons or for use in Russia (the “Sanctions”).
In compliance with all applicable sanctions in March 2022, we terminated the leasing of all of our aircraft and engines with Russian airlines. These terminations have resulted in reduced revenues and operating cash flows.
The Ukraine Conflict, the Sanctions and the actions of our former Russian lessees and the Russian government together represent an unusual and infrequent event and therefore the related net charges are classified separately on our Condensed Consolidated Income Statements. During the three months ended March 31, 2022, we recognized a pre-tax net charge of $2.7 billion to our earnings, comprised of write-offs and impairments of flight equipment, which were partially offset by the derecognition of lease-related assets and liabilities (including maintenance rights and lease premium intangible assets, maintenance liabilities, security deposits and other balances) and the collection of letter of credit proceeds. We recognized a total loss write-off with respect to our assets that remain in Russia and Ukraine, and impairment losses with respect to the assets we have recovered from Russian and Ukrainian airlines. The impairments recognized with respect to assets recovered from Russian and Ukrainian airlines were based on the expected commercial strategy and corresponding cash flow estimates for each asset.
During the three and six months ended June 30, 2023, we recognized recoveries of $14 million and $28 million respectively, which primarily consisted of proceeds from letters of credit, other collateral receipts and recoveries in respect of a small number of engines that were on aircraft leased to Russian airlines prior to the Ukraine Conflict and had been located outside of Russia since the start of the Ukraine Conflict.

	Three Months Ended June 30,		Six Months Ended June 30,
	2023	2022	2023	2022
	(U.S. Dollars in millions)
(Recoveries) write-offs and impairments of flight equipment	$(13)	—	$(15)	$3,176
Derecognition of lease-related assets and liabilities	—	—	—	(237)
Letters of credit receipts and other collections	(1)	—	(13)	(210)
Net (recoveries) charges related to Ukraine Conflict	$(14)	—	$(28)	$2,729

We had letters of credit related to our aircraft and engines leased to Russian airlines as of February 24, 2022 of approximately $260 million, all confirmed by financial institutions in Western Europe. We presented requests for payment to all these institutions. We have received all payments related to these letters of credit.
Our lessees are required to provide insurance coverage with respect to leased aircraft and we are named as insureds under those policies in the event of a total loss of an aircraft or engine. We also purchase contingent and possessed insurance (“C&P Policy”) which provides us with coverage when our flight equipment is not subject to a lease or where a lessee’s policy fails to indemnify us. In March 2022, we submitted an insurance claim for approximately $3.5 billion under our C&P Policy with respect to 135 aircraft and 14 engines which had been on lease to Russian airlines at the time of the invasion of Ukraine, the vast majority of which remain in Russia. In June 2022, we commenced legal proceedings in London, England to recover up to $3.5 billion in connection with our previously submitted claim under the C&P Policy. Refer to Note 25—Commitments and Contingencies for further details.
In parallel, during the year ended December 31, 2022, we submitted claims as an additional insured under the Russian airlines’ insurance policies. Our efforts to recover from the airlines’ Russian insurers and their reinsurers continue and in June 2023, we commenced legal proceedings in London, England against various reinsurers of the Russian airlines’ insurance policies in the aggregate amount of approximately $4.1 billion with respect to the aircraft and engines lost in Russia. Refer to Note 25—Commitments and Contingencies for further details.
The collection, timing and amount of any potential recoveries under our C&P Policy and under the airlines’ insurance and reinsurance policies are uncertain. We have not recognized any claim receivables in respect of our claims under our C&P Policy and under the Russian airlines’ insurance and reinsurance policies as of June 30, 2023.
In November 2022, we submitted an insurance claim under a Ukrainian airline’s insurance and reinsurance policies for approximately $97 million for the loss of one aircraft which remains in Ukraine. In January 2023, we submitted an insurance claim under our C&P Policy for the same aircraft and also submitted an insurance claim under our C&P Policy for our second aircraft which remains in Ukraine. The value of the two claims under our C&P Policy for the two aircraft which remain in Ukraine is approximately $100 million. We intend to continue to vigorously pursue all insurance claims in respect of the two aircraft which remain in Ukraine. However, the collection, timing and amount of any potential recoveries are uncertain and we have not recognized any claim receivables as of June 30, 2023.